                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event Reported) April 13, 2000
                                                         ---------------




                              COLUMBIA ENERGY GROUP
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-1098                   13--1594808
----------------------------      ------------             -------------------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)             Identification No.)


                13880 Dulles Corner Lane, Herndon, VA 20171-4600
                ------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (703) 561-6000
                                                           --------------

Item 5.  Other Events

         Information contained in a News Release dated April 13, 2000 is incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Columbia Energy Group
                                         ---------------------
                                              (Registrant)




                                         By /s/ J. W. Grossman
                                           ---------------------------
                                           Vice President & Controller

Date: April 13, 2000

FOR IMMEDIATE RELEASE                                                  CONTACTS:
April 13, 2000                       News Media: R.A. Rankin, Jr. (703) 561-6044
                                                  Michael McGarry (703) 561-6063
                            Financial Community: Thomas L. Hughes (703) 561-6001
                                            Melissa E. Bockelmann (703) 561-6011

COLUMBIA ENERGY GROUP REPORTS
FIRST QUARTER 2000 RESULTS

         HERNDON, Va., Apr. 13 - Columbia Energy Group today reported income from continuing operations for the first quarter 2000 of $149.7 million, or $1.83 per share, compared to $160.4 million, or $1.92 per share in the 1999 period. Excluding the one-time $20.6 million after-tax gain recorded in 1999, related to the producer settlement, income from continuing operations was up $9.9 million, or 16 cents over the same period last year despite eight percent warmer weather. All per share amounts are on a diluted basis.

         "I am pleased to report another quarter of solid performance from our operating segments," said Oliver G. Richard III, chairman, president and CEO of Columbia Energy Group. "While results for the 2000 first quarter were dampened by significantly warmer than normal weather, 14 percent this year compared to six percent warmer than normal in the 1999 period, we maintain our commitment to enhance future results of core businesses through initiatives to expand services and promote cost efficiencies.

         "The ongoing implementation of our customer choice programs in most of the distribution service territories continues as planned with over 640,000 customers now enrolled," Richard stated. "The transmission and storage segment continues to hold down costs while remaining on track with various expansion projects that will increase transportation services and provide additional revenues. First quarter 2000 results from continuing operations improved $5.3 million after-tax due to savings realized from Columbia Gas Transmission's (TCO) voluntary incentive retirement program, which provided early retirement for certain employees. This program, which was very successful at TCO, is being rolled out to certain other subsidiaries and will reduce labor and benefit costs for these operations as well.

         "Columbia's exploration and production operations posted impressive first quarter results, with operating income more than tripled and gas production volumes up 33 percent over the 1999 period. In addition, we are already beginning to realize cost savings from our system-wide procurement project that is in the early stages of implementation," Richard said.

         "As previously announced, we completed our analysis of strategic alternatives and have executed a definitive merger agreement with NiSource Inc., an Indiana-based utility holding company with operations primarily in electricity, natural gas and water. The combination of our two companies will result in an energy powerhouse that will be the nation's second largest gas company with operations stretching from the Gulf of Mexico to the Northeast, with access to 30 percent of the U.S.


                                    - more -
population and 40 percent of U.S. energy consumption," Richard stated. He also said both Columbia and NiSource are committed to completing a seamless integration of the two companies. The transaction, subject to shareholder and regulatory approval, is expected to be completed by year-end. Richard said that filings already have been made with several state and federal regulatory agencies.

         Net income for the first quarter of 2000 was $149.7 million, or $1.83 per share. In the same period last year net income was $150.4 million, or $1.80 per share, which included a loss from discontinued operations of $10 million. Total revenues for the first quarter of 2000 were $1,267.6 million versus $1,301 million in 1999.

FIRST QUARTER RESULTS BY SEGMENT

         TRANSMISSION AND STORAGE segment's first quarter 2000 operating income was $123.9 million, down $20.3 million from the same period last year. The decrease was largely due to gains recorded in 1999 related to the producer settlement and additional base gas sales. Partially offsetting these decreases was an $8.1 million improvement from TCO's voluntary incentive retirement program and increased transportation revenues from market expansion and Columbia Gulf's Mainline '99 expansion projects.

         Despite eight percent warmer weather, the DISTRIBUTION segment's first quarter 2000 operating income of $131.2 million was essentially unchanged from last year. First quarter results for both years were impacted by warmer than normal weather, 14 percent in 2000 and six percent last year. The negative weather impact was primarily offset by lower operating expenses.

         Operating income of $20.8 million for EXPLORATION AND PRODUCTION rose $15.2 million over the 1999 first quarter, reflecting a 33 percent gain in gas production and a 37 percent increase in gas prices. First quarter 2000 production of 14.1 billion cubic feet (Bcf) benefited from new production coming on-line and reduced capacity constraints that hampered production last year. Prices received for natural gas production averaged $3.34 per thousand cubic feet (Mcf), up 90 cents per Mcf from the 1999 period.

         ENERGY MARKETING reported operating income of $9.7 million for the 2000 first quarter versus an operating loss of $700,000 in 1999. Columbia Energy Services' mass marketing business posted a $4.4 million operating loss in the 2000 first quarter, an improvement of $6.1 million over last year, reflecting lower operating expenses partly due to reduced customer acquisition costs. The rest of the improvement was attributable primarily to expanded propane operations resulting from several acquisitions last year.

         Operating income for the POWER GENERATION, LNG AND OTHER segment was $200,000 in the 2000 first quarter compared to an operating loss of $600,000 in the 1999 period, primarily reflecting reduced operation and maintenance costs.

         The CORPORATE segment had an operating loss of $2.4 million in the 2000 first quarter. It reported operating income of $5 million in the 1999 period primarily due to a gain of $6.9 million for the parent company's portion of TCO's producer settlement.


                                    - more -

OTHER INCOME, INTEREST EXPENSE AND TAXES

         Interest income and other, net for the first quarter of 2000 of $1.4 million, was down $2.6 million, due to a $2.9 million 1999 gain from the sale of coal properties. Interest expense and related charges of $45.7 million increased $8.2 million primarily due to additional short-term borrowings utilized for the stock repurchase program and recent acquisitions as well as higher interest rates. Income tax expense of $89.4 million in 2000 was essentially unchanged from the 1999 first quarter.

         Columbia Energy Group, based in Herndon, Va., is one of the nation's leading energy services companies, with assets of approximately $7 billion. Its operating companies engage in virtually all phases of the natural gas business, including exploration and production, transmission, storage and distribution, as well as retail energy marketing, propane and petroleum product sales, and electric power generation. Information about Columbia Energy Group (NYSE:CG) is available on the Internet at www.columbiaenergygroup.com.

         A recorded message from Michael W. O'Donnell, Sr. Vice President and Chief Financial Officer, providing a review of quarterly results and recent developments that are likely to impact full year performance will be available beginning today on Columbia's web site at www.columbiaenergygroup.com.

         This release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein may include factors that are beyond the companies' ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants, and the actions of the federal and state regulators.

         Other factors include, but are not limited to, actions in the financial markets, weather conditions, economic conditions in the two companies' service territories, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. Other risk factors are detailed from time to time in the two companies' SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. The companies do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of the document.

         NiSource and the new holding company have filed a registration statement, which contains a joint proxy statement/prospectus of NiSource and Columbia, and other documents with the Securities and Exchange Commission. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC because they contain important information. Investors and security holders are able to receive the final joint proxy statement/prospectus and other documents free of charge at the SEC's web site, http://www.sec.gov, from NiSource at its web site, http://www.nisource.com, or from Columbia at its web site, http://www.columbiaenergygroup.com. Information concerning the identity of the participants in the solicitation of proxies by the NiSource, Inc. and Columbia Energy Group boards of directors and their direct or indirect interest, by security holdings or otherwise, may be obtained from the Secretary of NiSource, Inc. or the Secretary of Columbia Energy Group at the respective web site addresses listed above.


                              - tables to follow -

                              COLUMBIA ENERGY GROUP
                     Summary of Financial and Operating Data

                                                                    THREE MONTHS
                                                                   ENDED MARCH 31,
                                                                ---------------------
                                                                2000             1999
                                                                ----             ----
INCOME STATEMENT DATA
---------------------
($ in millions)

Net Revenues
   Energy sales ...........................................     900.0            980.5
   Less: Products purchased................................     573.2            640.8
                                                                -----            -----

   Gross Margin............................................     326.8            339.7

   Transportation..........................................     251.8            217.6
   Production gas sales....................................      46.4             25.4
   Other...................................................      56.6             67.6
                                                                -----            -----
Total Net Revenues.........................................     681.6            650.3
                                                                -----            -----

Operating Expenses
   Operation and maintenance...............................     256.1            237.5
   Settlement of gas supply charges........................        --            (29.8)
   Depreciation and depletion..............................      69.2             75.4
   Other taxes.............................................      72.9             83.5
                                                                -----            -----
Total Operating Expenses...................................     398.2            366.6
                                                                -----            -----

Operating Income...........................................     283.4            283.7
                                                                -----            -----

Other Income (Deductions)
   Interest income and other, net..........................       1.4              4.0
   Interest expense and related charges....................     (45.7)           (37.5)
                                                                -----            -----
Total Other Income (Deductions)............................     (44.3)           (33.5)
                                                                -----            -----

Income from Continuing Operations
     before Income Taxes ..................................     239.1            250.2
Income Taxes...............................................      89.4             89.8
                                                                -----            -----

Income from Continuing Operations .........................     149.7            160.4

(Loss) from Discontinued Operations - net of taxes.........        --            (10.0)
                                                                -----            -----

Net Income.................................................     149.7            150.4
                                                                =====            =====

PER SHARE DATA

Basic Earnings Per Share ($)
   Continuing operations...................................      1.84             1.93

   (Loss) from discontinued operations.....................        --            (0.12)
                                                                -----            -----
   Basic Earnings Per Share................................      1.84             1.81
                                                                =====            =====

Diluted Earnings Per Share ($)
   Continuing operations...................................      1.83             1.92
   (Loss) from discontinued operations.....................         -            (0.12)
                                                                -----            -----
   Diluted Earnings Per Share..............................      1.83             1.80
                                                                =====            =====

Basic Average Common Shares Outstanding (millions).........      81.1             83.2
Diluted Average Common Shares (millions)...................      81.8             83.5

                              COLUMBIA ENERGY GROUP
               Summary of Financial and Operating Data (continued)



OPERATING INCOME (LOSS) BY SEGMENT
----------------------------------
($ in millions)

                       TRANSMISSION AND STORAGE OPERATIONS
                       -----------------------------------

                                                                    THREE MONTHS
                                                                   ENDED MARCH 31,
                                                               ----------------------
                                                               2000              1999
                                                               ----              ----
OPERATING REVENUES
   Transportation revenues ..........................          185.6             182.4
   Storage revenues..................................           44.6              50.3
   Other revenues....................................           14.9              20.6
                                                               -----             -----
Total Operating Revenues.............................          245.1             253.3
                                                               -----             -----

OPERATING EXPENSES
   Operation and maintenance.........................           78.6              96.9
   Settlement of gas supply charges..................             --             (29.8)
   Depreciation......................................           27.3              26.7
   Other taxes.......................................           15.3              15.3
                                                               -----             -----
Total Operating Expenses.............................          121.2             109.1
                                                               -----             -----

OPERATING INCOME.....................................          123.9             144.2
                                                               =====             =====


                             DISTRIBUTION OPERATIONS
                             -----------------------

                                                                    THREE MONTHS
                                                                   ENDED MARCH 31,
                                                               ----------------------
                                                               2000              1999
                                                               ----              ----
NET REVENUES
   Sales revenues ...................................          627.8             911.1
   Less: Cost of gas sold............................          425.2             666.6
                                                               -----             -----
   Net Sales Revenues................................          202.6             244.5
                                                               -----             -----

   Transportation revenues...........................          130.7             107.0
   Less: Associated gas  costs.......................           12.7               9.9
                                                               -----             -----
   Net Transportation Revenues.......................          118.0              97.1
                                                               -----             -----

Net Revenues.........................................          320.6             341.6
                                                               -----             -----

OPERATING EXPENSES
   Operation and maintenance.........................          117.5             112.4
   Depreciation......................................           21.6              36.0
   Other taxes.......................................           50.3              63.0
                                                               -----             -----
Total Operating Expenses.............................          189.4             211.4
                                                               -----             -----

OPERATING INCOME.....................................          131.2             130.2
                                                               =====             =====

                              COLUMBIA ENERGY GROUP
               Summary of Financial and Operating Data (continued)



                      EXPLORATION AND PRODUCTION OPERATIONS
                      -------------------------------------

                                                                    THREE MONTHS
                                                                   ENDED MARCH 31,
                                                                ---------------------
                                                                2000             1999
                                                                ----             ----
OPERATING REVENUES
   Gas revenues .....................................            47.5             25.9
   Other revenues....................................             5.0              4.6
                                                                -----            -----
Total Operating Revenues.............................            52.5             30.5
                                                                -----            -----

OPERATING EXPENSES
   Operation and maintenance.........................            16.1             12.9
   Depreciation and depletion........................            12.4              9.5
   Other taxes.......................................             3.2              2.5
                                                                -----            -----
Total Operating Expenses.............................            31.7             24.9
                                                                -----            -----

OPERATING INCOME.....................................            20.8              5.6
                                                                =====            =====



                           ENERGY MARKETING OPERATIONS
                           ---------------------------

                                                                    THREE MONTHS
                                                                   ENDED MARCH 31,
                                                                ---------------------
                                                                2000             1999
                                                                ----             ----
NET REVENUES
   Propane...........................................           116.1             32.7
   Gas...............................................            65.6             40.3
   Petroleum.........................................            85.1                -
                                                                -----            -----
Total................................................           266.8             73.0
Less: Products purchased.............................           214.1             52.7
                                                                -----            -----

Gross Margin.........................................            52.7             20.3

Other revenues.......................................            11.9              4.0
                                                                -----            -----

Net Revenues.........................................            64.6             24.3
                                                                -----            -----

OPERATING EXPENSES
   Operation and maintenance.........................            44.9             21.4
   Depreciation......................................             6.9              2.0
   Other taxes.......................................             3.1              1.6
                                                                -----            -----
Total Operating Expenses.............................            54.9             25.0
                                                                -----            -----

OPERATING INCOME (LOSS)..............................             9.7             (0.7)
                                                                =====            =====

                              COLUMBIA ENERGY GROUP
               Summary of Financial and Operating Data (continued)



                   POWER GENERATION, LNG AND OTHER OPERATIONS
                   ------------------------------------------

                                                                     THREE MONTHS
                                                                    ENDED MARCH 31,
                                                                 ---------------------
                                                                 2000             1999
                                                                 ----             ----
OPERATING REVENUES
   Power generation..................................             0.5              2.0
   LNG...............................................             2.0              2.3
   Other.............................................             1.1              0.2
                                                                 ----             ----
Total Operating Revenues.............................             3.6              4.5
                                                                 ----             ----

OPERATING EXPENSES
   Operation and maintenance.........................             3.3              4.9
   Other taxes.......................................             0.1              0.2
                                                                 ----             ----
Total Operating Expenses.............................             3.4              5.1
                                                                 ----             ----

OPERATING INCOME (LOSS)..............................             0.2             (0.6)
                                                                 ====             ====



                                    CORPORATE
                                    ---------

                                                                     THREE MONTHS
                                                                    ENDED MARCH 31,
                                                                 ---------------------
                                                                 2000             1999
                                                                 ----             ----


OPERATING INCOME (LOSS)..............................            (2.4)             5.0
                                                                 ====             ====

                              COLUMBIA ENERGY GROUP
               Summary of Financial and Operating Data (continued)






                                                                 MARCH 31, 2000          DECEMBER 31, 1999
                                                                 --------------          -----------------
CAPITALIZATION
--------------
($ in millions)

Common Stock Equity
     Common stock,  $.01 par value, authorized
     200,000,000 shares, issued 83,794,611
     and 83,786,942 shares, respectively..................               0.8                       0.8

     Additional paid in capital...........................           1,612.1                   1,611.6

     Retained earnings....................................             718.3                     586.9

     Unearned employee compensation.......................              (0.3)                     (0.6)

     Accumulated Other Comprehensive Income:
       Foreign currency translation adjustment............               0.2                       0.3

     Treasury stock, at cost (3,124,800 and 2,478,500 shares)         (173.2)                   (135.0)
                                                                     -------                   -------

Total Common Stock Equity.................................           2,157.9                   2,064.0

Long-Term Debt............................................           1,639.6                   1,639.7
                                                                     -------                   -------

Total Capitalization......................................           3,797.5                   3,703.7
                                                                     =======                   =======

Current Maturities of Long-Term Debt......................             312.3                     311.3
                                                                     =======                   =======

Short-Term Debt...........................................             178.0                     465.5
                                                                     =======                   =======

                              COLUMBIA ENERGY GROUP
               Summary of Financial and Operating Data (continued)


                                                                    THREE MONTHS
                                                                   ENDED MARCH 31,
                                                                ---------------------
                                                                2000             1999
                                                                ----             ----
TOTAL REVENUES ($ IN MILLIONS).......................         1,267.6          1,301.0

AVERAGE PRICE OF GAS PRODUCTION ($ PER MCF)
     U.S.............................................            3.34             2.44
     Canada..........................................            2.94             2.64

OPERATING DATA
   Gas Production (billion cubic feet):
     U.S.............................................            14.1             10.6
     Canada..........................................              --               --
                                                              -------          -------
     Total...........................................            14.1             10.6
                                                              =======          =======

   Energy Marketing sales:
     Propane (millions of gallons)...................           109.4             39.0
     Gas (billion cubic feet)........................            13.6             11.2
     Petroleum (millions of gallons).................            90.6               --

THROUGHPUT
  Transmission (billion cubic feet):
     Transportation
      Columbia Transmission
        Market area..................................           378.1            394.0
      Columbia Gulf
        Mainline.....................................           145.7            147.4
        Short-haul...................................            57.5             50.6
        Intrasegment eliminations....................          (140.4)          (138.7)
                                                              -------          -------
  Total Throughput...................................           440.9            453.3
                                                              =======          =======

  Distribution (billion cubic feet):
   Gas sales.........................................            79.3             93.0
   Transportation....................................           123.3            107.9
                                                              -------          -------
  Total Throughput...................................           202.6            200.9
   Off-System Sales..................................             7.1            156.3
                                                              -------          -------
  Total Sold and Transported.........................           209.7            357.2
                                                              =======          =======

  DEGREE DAYS (DISTRIBUTION SERVICE TERRITORY)
    Actual...........................................           2,566            2,778
    Normal...........................................           2,979            2,947
    % Colder (warmer) than normal....................             (14)              (6)
    % Colder (warmer) than prior period..............              (8)              20